Exhibit 21.1

Subsidiaries of Enova International, Inc.

The following is a list of subsidiaries of Enova International, Inc. as of February 24, 2017:

Entity Name	Jurisdiction of Incorporation/Organization
Debit Plus, LLC	Delaware
Debit Plus Technologies, LLC	Delaware
Debit Plus Payment Solutions, LLC	Delaware
Debit Plus Services, LLC	Delaware
DP Labor Holdings, LLC	Delaware
Enova Online Services, Inc.	Delaware
Billers Acceptance Group, LLC	Delaware
Enova Financial Holdings, LLC	Delaware
CNU Online Holdings, LLC	Delaware
AEL Net Marketing, LLC	Delaware
AEL Net of Missouri, LLC	Delaware
CNU of Alabama, LLC	Delaware
CNU of Alaska, LLC	Delaware
CNU of Arizona, LLC	Delaware
CNU of California, LLC	Delaware
CNU of Colorado, LLC	Delaware
CNU of Delaware, LLC	Delaware
CNU of Florida, LLC	Delaware
CNU of Hawaii, LLC	Delaware
CNU of Idaho, LLC	Delaware
CNU of Illinois, LLC	Delaware
CNU of Indiana, LLC	Delaware
CNU of Kansas, LLC	Delaware
CNU of Louisiana, LLC	Delaware
CNU of Maine, LLC	Delaware
CNU of Michigan, LLC	Delaware
CNU of Minnesota, LLC	Delaware
CNU of Mississippi, LLC	Delaware
CNU of Missouri, LLC	Delaware
CNU of Montana, LLC	Delaware
CNU of Nevada, LLC	Delaware
CNU of New Hampshire, LLC	Delaware
CNU of New Mexico, LLC	Delaware
CashNetUSA CO, LLC	Delaware
CashNetUSA OR, LLC	Delaware
The Check Giant NM, LLC	Delaware
CNU of North Dakota, LLC	Delaware
CNU of Ohio, LLC	Delaware
CNU of Oklahoma, LLC	Delaware
CNU of Oregon, LLC	Delaware
CNU of Rhode Island, LLC	Delaware
CNU of South Carolina, LLC	Delaware
CNU of South Dakota, LLC	Delaware
CNU of Tennessee, LLC	Delaware
CNU of Texas, LLC	Delaware
CNU of Utah, LLC	Utah
CNU of Virginia, LLC	Utah
CNU of Washington, LLC	Delaware
CNU of Wisconsin, LLC	Delaware
CNU of Wyoming, LLC	Delaware
CNU Technologies of Iowa, LLC	Delaware
The Business Backer, LLC	Delaware
CashEuroNet UK, LLC	Delaware
CashNet CSO of Maryland, LLC	Delaware

Entity Name	Jurisdiction of Incorporation/Organization
CashNetUSA of Florida, LLC	Delaware
CNU DollarsDirect Canada Inc.	New Brunswick
CNU DollarsDirect Inc.	Delaware
CNU DollarsDirect Lending Inc.	Delaware
DollarsDirect, LLC	Delaware
DollarsDirect Services Pty Limited	Australia
CEN Financial Ltd	England & Wales
EFR 2016-2, LLC	Delaware
EFR 2017-1, LLC	Delaware
Enova Brazil, LLC	Delaware
Enova Finance 2, LLC	Delaware
Enova Finance 3, LLC	Delaware
Enova Finance 4, LLC	Delaware
Enova Finance 5, LLC	Delaware
EFR 2016-1, LLC	Delaware
Enova International GEC, LLC	Delaware
ENVUK1 Ltd	England & Wales
EuroNetCash, LLC	Delaware
LH 1003 Servicos de Dados LTDA	Brazil
LH 1010 Correspondente Bancário e Servicos Ltda.	Brazil
Mobile Leasing Group, Inc.	Delaware
Ohio Consumer Financial Solutions, LLC	Delaware
Onstride Financial UK Ltd	England & Wales
Headway Capital, LLC	Delaware
NC Financial Solutions, LLC	Delaware
CreditMe, LLC	Delaware
NC Financial Solutions of Alabama, LLC	Delaware
NC Financial Solutions of Arizona, LLC	Delaware
NC Financial Solutions of California, LLC	Delaware
NC Financial Solutions of Delaware, LLC	Delaware
NC Financial Solutions of Florida, LLC	Delaware
NC Financial Solutions of Georgia, LLC	Delaware
NC Financial Solutions of Idaho, LLC	Delaware
NC Financial Solutions of Illinois, LLC	Delaware
NC Financial Solutions of Indiana, LLC	Delaware
NC Financial Solutions of Kansas, LLC	Delaware
NC Financial Solutions of Louisiana, LLC	Delaware
NC Financial Solutions of Maryland, LLC	Delaware
NC Financial Solutions of Mississippi, LLC	Delaware
NC Financial Solutions of Missouri, LLC	Delaware
NC Financial Solutions of Montana, LLC	Delaware
NC Financial Solutions of Nevada, LLC	Delaware
NC Financial Solutions of New Hampshire, LLC	Delaware
NC Financial Solutions of New Jersey, LLC	Delaware
NC Financial Solutions of New Mexico, LLC	Delaware
NC Financial Solutions of North Dakota, LLC	Delaware
NC Financial Solutions of Ohio, LLC	Delaware
NC Financial Solutions of Oregon, LLC	Delaware
NC Financial Solutions of Rhode Island, LLC	Delaware
NC Financial Solutions of South Carolina, LLC	Delaware
NC Financial Solutions of South Dakota, LLC	Delaware
NC Financial Solutions of Tennessee, LLC	Delaware
NC Financial Solutions of Texas, LLC	Delaware
NC Financial Solutions of Utah, LLC	Utah
NC Financial Solutions of Virginia, LLC	Utah
NC Financial Solutions of Wisconsin, LLC	Delaware
NetCredit Finance, LLC	Delaware
NetCredit Loan Services, LLC	Delaware
Tennessee CNU, LLC	Delaware
Enova Business, LLC	Delaware

Entity Name	Jurisdiction of Incorporation/Organization
Enova Decisions, LLC	Delaware
Enovaco, LLC	Delaware